Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 18, 1998

                            LNR PROPERTY CORPORATION
             (Exact name of Registrant as Specified in its Charter)

   Delaware                          1-3223                     65-0777234
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)            Identification Number)
Incorporation)

                           760 Northwest 107th Avenue
                              Miami, Florida 33172
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (305) 485-2000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 18, 1998, LNR Property Corporation ("LNR" or the "Company"), a Delaware corporation, entered into an agreement (the "Purchase and Sale Agreement") to purchase from Pacific Harbor Capital, Inc., a wholly owned subsidiary of PacificCorp, controlling interests in a group of entities as well as certain direct partnership interests, known as the Affordable Housing Group, which own 40 multi-family and senior housing properties, with approximately 5,700 residential rental apartments, many of which qualify for low-income tax credits under Section 42 of the Internal Revenue Code. The properties should generate approximately $147 million of low-income tax credits through 2009, as well as generate operating cash flow.

         On May 1, 1998, LNR completed the purchase of certain interests which own 34 of the properties. The Company anticipates purchasing the remaining interests representing six properties upon receiving the necessary consents and approvals. Assuming all of the entities and partnerships interests are purchased, the aggregate amount of consideration will be approximately $81 million, subject to certain post-closing adjustments. The source of funds for the acquisition is the Company's revolving credit agreement. The Company expects that Affordable Housing Group, as part of LNR, will continue developing, acquiring and operating residential rental apartments which qualify for low-income tax credits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  It is impracticable to file with this Form 8-K the financial statements and pro forma financial statements and pro forma financial information required with respect to the transaction described above. Those financial statements and the pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  See Item 7(a)

         (c)   EXHIBITS

                  EXHIBIT NO.        DESCRIPTION
                  -----------        -----------

                      2.1 Purchase and Sale Agreement between LNR Property Corporation as Buyer and Pacific Harbor Capital, Inc. as Seller

                      2.2            Amendment No. 1 Purchase and Sale Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

LNR PROPERTY CORPORATION

Date:  May 18, 1998       BY: /S/  SHELLY RUBIN
                          ---------------------
                          Name:  Shelly Rubin
                          Title: Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT                                DESCRIPTION
-------                                -----------

2.1 Purchase and Sale Agreement between LNR Property Corporation as Buyer and Pacific Harbor Capital, Inc. as Seller

2.2                 Amendment No. 1 Purchase and Sale Agreement